UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 10, 2012

EDISON MISSION ENERGY

(Exact name of registrant as specified in its charter)

DELAWARE	333-68630	95-4031807
(State or other jurisdiction of	(Commission file	(I.R.S. employer
incorporation)	number)	identification no.)

3 MacArthur Place, Suite 100

Santa Ana, California  92707

(Address of principal executive offices, including zip code)

714-513-8000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 10, 2012, the sole shareholder and the Board of Directors of Edison Mission Energy (the “Company”) adopted a resolution to amend the Company’s Bylaws. The amendment: (i) changed the principal executive office address in Article 1, Section 1.1 to the Company’s Santa Ana office location; (ii) removed the reference to a specific annual meeting day, date and time from Article II, Section 2.2; and (iii) changed Article III, Section 3.2 to increase the number of directors on the Board of the Company from no less than three (3) and no more than nine (9) and to fix the exact number of authorized directors at seven (7), and updated a corresponding reference in Section 3.8.

The foregoing description of the amendments to Edison Mission Energy’s Bylaws is qualified in its entirety by reference to the amended Bylaws, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit 3.2      Bylaws of Edison Mission Energy, as amended through July 10, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Edison Mission Energy

Date:	July 16, 2012	/s/ Maria Rigatti
MARIA RIGATTI Senior Vice President and Chief Financial Officer